UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023 (November 10, 2023)

PepsiCo, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes due 2028	PEP28a	The Nasdaq Stock Market LLC
3.200% Senior Notes due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes due 2034	PEP34	The Nasdaq Stock Market LLC
0.875% Senior Notes due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

PepsiCo Senior Notes Offering.

On November 8, 2023, PepsiCo, Inc. (“PepsiCo”) announced an offering of $1,000,000,000 of its Floating Rate Notes due 2024 (the “2024 Floating Rate Notes”), $800,000,000 of its 5.250% Senior Notes due 2025 (the “2025 Notes”) and $700,000,000 of its 5.125% Senior Notes due 2026 (the “2026 Notes,” and together with the 2024 Floating Rate Notes and the 2025 Notes, the “Notes”). BofA Securities, Inc. was the book-running manager for the offering of the Notes.

PepsiCo received net proceeds of approximately $2,495 million, after deducting underwriting discounts and estimated offering expenses payable by PepsiCo. The net proceeds will be used for general corporate purposes, including the repayment of commercial paper.

The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated November 8, 2023 (incorporating the PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019 (the “Standard Provisions”)) between PepsiCo and the representative of the several underwriters, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-266332), filed with the Securities and Exchange Commission (the “SEC”) on July 26, 2022. PepsiCo has filed with the SEC a prospectus supplement, dated November 8, 2023, together with the accompanying prospectus, dated July 26, 2022, relating to the offer and sale of the Notes. The Notes were issued on November 10, 2023 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The following table summarizes information about the Notes and the offering thereof.

	Floating Rate Notes due 2024	5.250% Senior Notes due 2025	5.125% Senior Notes due 2026
Aggregate Principal Amount Offered:	$1,000,000,000	$800,000,000	$700,000,000
Maturity Date:	November 12, 2024	November 10, 2025	November 10, 2026
Interest Payment Dates:	Quarterly in arrears on February 12, 2024, May 12, 2024, August 12, 2024 and November 12, 2024	Semi-annually on each May 10 and November 10, commencing May 10, 2024	Semi-annually on each May 10 and November 10, commencing May 10, 2024
Coupon:	Compounded SOFR plus 0.400%. The interest rate on the Floating Rate Notes due 2024 will in no event be lower than zero	5.250%	5.125%
Compounded SOFR:	A compounded average of the daily Secured Overnight Financing Rate (“SOFR”) determined by reference to the SOFR Index for each quarterly interest period in accordance with the specific formula in the prospectus supplement	—	—
Optional Redemption:	—	Prior to November 10, 2025, make-whole call at Treasury Rate plus 10 basis points	Prior to October 10, 2026, make-whole call at Treasury Rate plus 10 basis points; par call at any time on or after October 10, 2026
Price to Public:	100.000%	99.933%	99.973%

The Notes are unsecured obligations of PepsiCo and rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

The above description of the Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture and the forms of Notes. Each of the Terms Agreement, the Standard Provisions and the forms of the 2024 Floating Rate Note, 2025 Note and 2026 Note is incorporated by reference into the Registration Statement and is filed with this Current Report on Form 8-K as Exhibit 1.1, Exhibit 1.2, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively. The Board of Directors resolutions authorizing PepsiCo’s officers to establish the terms of the Notes have been filed as Exhibit 4.7 to the Registration Statement. The Indenture has been filed as Exhibit 4.3 to the Registration Statement. Opinions regarding the legality of the Notes are incorporated by reference into the Registration Statement and are filed with this Current Report on Form 8-K as Exhibits 5.1 and 5.2; and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are filed with this Current Report on Form 8-K as Exhibits 23.1 and 23.2 by reference to their inclusion within Exhibits 5.1 and 5.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

1.1	Terms Agreement dated November 8, 2023 (incorporating the PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019) between PepsiCo and BofA Securities, Inc., as Representative of the several underwriters named therein.

1.2	PepsiCo, Inc. Underwriting Agreement Standard Provisions dated as of November 18, 2019 (incorporated by reference to Exhibit 1.2 to PepsiCo’s Registration Statement on Form S-3 (File No. 333-266332) filed with the SEC on July 26, 2022).

4.1	Form of Floating Rate Note due 2024.

4.2	Form of 5.250% Senior Note due 2025.

4.3	Form of 5.125% Senior Note due 2026.

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Bond Dickinson (US) LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Bond Dickinson (US) LLP (included in Exhibit 5.2).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2023	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

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